SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 17, 2001


                           BigStar Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                     00000-26793                     13-3995258
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 State or other                  (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


                 19 Fulton Street, 4th Floor, New York, New York      10038
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                     (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (212) 981-6300
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ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On September 17, 2001, BigStar Entertainment, Inc. ("Bigstar") announced the signing of a Letter of Intent to merge with Athlete.com, Inc. The press release in its entirety is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference. The information in the press release contains forward-looking statements including descriptions of management's plans and objectives and statements related to future operations, including those related to the status of BigStar's business. Specific forward-looking statements include descriptions of BigStar's market opportunities, its strategy for the future, and the future plans of BigStar's directors and officers.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                  99.1     Press Release



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BIGSTAR ENTERTAINMENT, INC.


Date:  September 17, 2001      By: /s/ David Friedensohn
                                   -----------------------------------------
                                   David Friedensohn, Chief Executive Officer
                                   (Principal Executive Officer)



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                                  EXHIBIT INDEX


            EXHIBIT                         DESCRIPTION
            -------                         -----------

            99.1                            Press Release



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